Exhibit 4.4

______________________________________________________________________________

RYERSON HOLDING CORPORATION

and

[ ]

, as Trustee

INDENTURE

DATED AS OF

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CROSS REFERENCE TABLE

TIA SectionIndenture Section

310(a)(1) 7.10

(a)(2) 7.10

(a)(3) N.A.

(a)(4) N.A.

(a)(5) N.A.

(b)7.08; 7.10

311(a) 7.11

(b)7.11

312(a) 2.07

(b)12.04

(c)12.04

313(a) 7.06

(b)(1) 7.06

(b)(2) 7.06

(c) 7.06

(d)7.06

314(a)(1) 4.02

(a)(2) 12.03

(a)(4) 4.04

(b)N.A.

(c)2.04; 7.02(b); 8.01

(c)(1)12.05

(c)(2)...............................................................................12.05

(c)(3)...............................................................................12.05

(d)N.A.

(e)4.04; 12.05

(f)4.04

315(a)(1) 6.05; 7.01(b)(i)

(a)(2) 7.01(b)(ii)

(b)7.05; 12.03

(c)7.01(a)

(d)(1) 7.01(b)

(d)(2) 7.01(c)

(d)(3) 6.05; 7.01(d)

(e) 6.13

316(a)(last sentence) 12.06

(a)(1)(A) 6.05

(a)(1)(B) 6.04

(a)(2) N.A.

(b)6.08

(c)9.02; 9.04

317(a)(1) 6.09

(a)(2) 6.10

(b) 2.06

318(a) 1.02; 12.01

___________________

N.A. means Not Applicable.

Note:  This cross-reference table shall not, for any purpose, be deemed to be a part of the Indenture.

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TABLE OF CONTENTS

ARTICLE OneDEFINITIONS AND INCORPORATION BY REFERENCE1

SECTION 1.01.	Definitions1
SECTION 1.02.	Incorporation by Reference of Trust Indenture Act4
SECTION 1.03.	Rules of Construction4

ARTICLE TwoTHE SECURITIES5

SECTION 2.01.	Form and Dating5
SECTION 2.02.	Amount Unlimited; Issuable in Series5
SECTION 2.03.	Denominations6
SECTION 2.04.	Execution and Authentication6
SECTION 2.05.	Registrar and Paying Agent8
SECTION 2.06.	Paying Agent to Hold Money in Trust8
SECTION 2.07.	Securityholder Lists8
SECTION 2.08.	Transfer and Exchange8
SECTION 2.09.	Replacement Securities9
SECTION 2.10.	Outstanding Securities9
SECTION 2.11.	Temporary Securities10
SECTION 2.12.	Cancellation10
SECTION 2.13.	Defaulted Interest10
SECTION 2.14.	CUSIP Numbers10

ARTICLE ThreeREDEMPTION11

SECTION 3.01.	Company’s Option to Redeem11
SECTION 3.02.	Notices to Trustee11
SECTION 3.03.	Selection of Securities to Be Redeemed11
SECTION 3.04.	Notice of Redemption at the Company’s Option11
SECTION 3.05.	Effect of Notice of Redemption12
SECTION 3.06.	Deposit of Redemption Price13
SECTION 3.07.	Holder’s Right to Require Redemption13
SECTION 3.08.	Procedure for Requiring Redemption13
SECTION 3.09.	Securities Redeemed in Part13

ARTICLE FourCOVENANTS14

SECTION 4.01.	Payment of Securities14
SECTION 4.02.	Reporting14
SECTION 4.03.	Corporate Existence14
SECTION 4.04.	Compliance Certificate14
SECTION 4.05.	Further Instruments and Acts15

ARTICLE FiveMERGER, CONSOLIDATION, SALE OF ASSETS15

SECTION 5.01.	Company May Consolidate, etc., Only on Certain Terms15

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SECTION 5.02.	Successor Corporation Substituted15

ARTICLE SixDEFAULTS AND REMEDIES16

SECTION 6.01.	Events of Default16
SECTION 6.02.	Acceleration17
SECTION 6.03.	Other Remedies17
SECTION 6.04.	Waiver of Existing Defaults18
SECTION 6.05.	Control by Majority18
SECTION 6.06.	Payments of Securities on Default; Suit Therefor18
SECTION 6.07.	Limitation on Suits18
SECTION 6.08.	Rights of Holders to Receive Payment and to Demand Conversion19
SECTION 6.09.	Collection Suit by Trustee19
SECTION 6.10.	Trustee May File Proofs of Claim19
SECTION 6.11.	Restoration of Positions20
SECTION 6.12.	Priorities20
SECTION 6.13.	Undertaking for Costs20
SECTION 6.14.	Stay, Extension or Usury Laws20
SECTION 6.15.	Liability of Stockholders, Officers, Directors and Incorporators21

ARTICLE SevenTRUSTEE21

SECTION 7.01.	Duties of Trustee21
SECTION 7.02.	Rights of Trustee. Except as otherwise provided in Section 7.01:23
SECTION 7.03.	Individual Rights of Trustee24
SECTION 7.04.	Trustee’s Disclaimer24
SECTION 7.05.	Notice of Defaults25
SECTION 7.06.	Reports by Trustee25
SECTION 7.07.	Compensation and Indemnity25
SECTION 7.08.	Replacement of Trustee26
SECTION 7.09.	Successor Trustee by Merger, etc27
SECTION 7.10.	Eligibility; Disqualification27
SECTION 7.11.	Preferential Collection of Claims27

ARTICLE EightDISCHARGE OF INDENTURE28

SECTION 8.01.	Termination of the Company’s Obligations28
SECTION 8.02.	Application of Trust Money28
SECTION 8.03.	Repayment to the Company29
SECTION 8.04.	Deposited Money and U.S. Government Obligations to Be Held in Trust29

ARTICLE NineAMENDMENTS, SUPPLEMENTS AND WAIVERS29

SECTION 9.01.	Without Consent of Holders29
SECTION 9.02.	With Consent of Holders30
SECTION 9.03.	Compliance with Trust Indenture Act31
SECTION 9.04.	Revocation and Effect of Consents31

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SECTION 9.05.	Notation on or Exchange of Securities31
SECTION 9.06.	Trustee to Sign Amendments, etc31

ARTICLE TenCONVERSION OR EXCHANGE OF SECURITIES32

SECTION 10.01.	Provisions Relating to Conversion or Exchange of Securities32

ARTICLE ElevenSINKING OR PURCHASE FUNDS32

SECTION 11.01.	Provisions Relating to Sinking or Purchase Funds32

ARTICLE TwelveMISCELLANEOUS32

SECTION 12.01.	Trust Indenture Act Controls32
SECTION 12.02.	Supplemental Indentures Contract33
SECTION 12.03.	Notices33
SECTION 12.04.	Communication by Holders with Other Holders34
SECTION 12.05.	Certificate and Opinion as to Conditions Precedent34
SECTION 12.06.	When Treasury Securities Disregarded35
SECTION 12.07.	Rules by Trustee, Paying Agent, Registrar35
SECTION 12.08.	Legal Holidays35
SECTION 12.09.	Governing Law and Submission to Jurisdiction36
SECTION 12.10.	Actions by the Company36
SECTION 12.11.	No Adverse Interpretation of Other Agreements36
SECTION 12.12.	Successors36
SECTION 12.13.	Duplicate Originals36
SECTION 12.14.	Table of Contents, Headings, etc36
SECTION 12.15.	Authenticating Agent36
SECTION 12.16.	Execution in Counterparts37
SECTION 12.17.	Severability38
SECTION 12.18.	Waiver of Jury Trial38
SECTION 12.19.	Force Majeure38

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INDENTURE, dated as of [ ] between Ryerson Holding Corporation (the “Company”), a Delaware corporation having its principal office at 227 West Monroe Street, 27th Floor, Chicago, Illinois 60606, and [ ] (the “Trustee”). Each party agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Company’s debentures, notes or other evidences of unsecured indebtedness to be issued in one or more series (“Securities”):

ARTICLE One

DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  Definitions.

“Applicable Procedures” means, with respect to any payment, tender, redemption, transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary for the series of Securities all or part of which is evidenced by such Global Security that apply to such payment, tender, redemption, transfer or exchange.

“Bankruptcy Law” has the meaning provided in Section 6.01.

“Board Resolution” means a resolution by the Board of Directors of the Company (or by a committee of the Board of Directors to the extent any such committee has been authorized by the Board of Directors to establish or approve the matters contemplated) certified by its Secretary or an Assistant Secretary as being duly adopted and in full force and effect.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, as that stock may be reconstituted from time to time.

“Company” means the Person named as such in this Indenture until a successor replaces it and after that means the successor.

“Company Order” means a written order of the Company, signed by an Officer of the Company, and delivered to the Trustee.

“Corporate Trust Office” means the office of the Trustee at which at any particular time its corporate trust business is principally administered (which at the date of this Indenture is at the location set forth in the first paragraph of this Indenture), Attention:  [ ], or such other address as the Trustee may designate from time to time by notice to Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).

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“Corporation” includes corporations, associations, companies and business trusts.

“Custodian” has the meaning provided in Section 6.01.

“Default” means any event that, upon the giving of notice or passage of time, or both, would be an Event of Default.

“Depositary” means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, each Person designated as Depositary by the Company pursuant to Section 2.02(n) until one or more successor Depositaries shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Depositary” shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, “Depositary” as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

“$” means the lawful currency of the United States.

“Event of Default” has the meaning provided in Section 6.01.

“Global Security” means any Security that evidences all or part of a series of Securities, issued in fully-registered certificated form to the Depositary for such series in accordance with Section 2.04 and bearing the legend prescribed in Exhibit A and any other legend required by the Depositary for such series.

“Holder” or “Securityholder” means a Person in whose name a Security is registered on the Registrar’s books.

“Indenture” means this Indenture as amended or supplemented from time to time and will include the form and terms of the Securities of each series established as contemplated by Section 2.01.

“Interest Payment Date” means the date on which an installment of interest on the Securities is due and payable.

“Maturity Date” means the date the principal of Securities is due and payable.

“Officer” means, with respect to the Company, the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer, the Controller, the Treasurer, the Assistant Treasurer, the Secretary, the Assistant Secretary or any Executive Vice President or Vice President.

“Officer’s Certificate” when used with respect to the Company means a certificate signed by an Officer, and delivered to the Trustee.  Each such certificate will comply with Section 314 of the TIA and include the statements described in Section 12.05.

“Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, which opinion may contain customary exceptions

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and qualifications as to the matters set forth therein.  Each such opinion will include the statements described in Section 12.05 if and to the extent required by that Section.

“Paying Agent” has the meaning provided in Section 2.05.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, joint-stock company, trust, unincorporated organization or government or any government agency or political subdivision.

“Registrar” has the meaning provided in Section 2.05.

“SEC” means the Securities and Exchange Commission.

“Securities” has the meaning set forth in the first paragraph of this Indenture.

“Securities Act of 1933” means the Securities Act of 1933, as amended.

“Securities Exchange Act of 1934” means the Securities Exchange Act of 1934, as amended.

“Security Custodian” means the custodian with respect to any Global Security appointed by the Depositary, or any successor Person thereto, and shall initially be the Paying Agent.

“State” means any state of the United States or the District of Columbia.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

“Supplemental Indenture” means an indenture between the Company and the Trustee that supplements this Indenture.

“TIA” means the Trust Indenture Act of 1939, as amended, as in effect on the date of this Indenture, except to the extent that the Trust Indenture Act or any amendment thereto expressly provides for application of the Trust Indenture Act as in effect on another date.

“Trustee” means the Person named as such in this Indenture and, subject to the provisions of Article 7, any successor to that person.

“Trust Officer” means, when used with respect to the Trustee, any officer assigned to the corporate trust department of the Trustee, who shall have direct responsibility for the administration of this Indenture, and for the purposes of Section 7.01(c)(2) and Section 7.05 shall also include any other officer of the Trustee to whom any corporate trust matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

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“United States” means the United States of America.

“U.S. Government Obligations” means:

(1)	direct obligations of the United States for the payment of which its full faith and credit is pledged; or
(2)

obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States.

SECTION 1.02.  Incorporation by Reference of Trust Indenture Act.  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.  In addition, the provisions of Sections 310 to and including 317 of the TIA that impose duties on any person are incorporated by reference in, and form a part of, this Indenture.  The following TIA terms mean the following when used in this Indenture:

“Commission” means the SEC;

“indenture securities” means the Securities;

“indenture securityholder” means a Holder or Securityholder;

“indenture to be qualified” means this Indenture;

“indenture trustee” or “institutional trustee” means the Trustee; and

“obligor” on the indenture securities means the Company.

All other TIA terms used in this Indenture that are defined in the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings assigned to them.

SECTION 1.03.  Rules of Construction.  Unless the context otherwise requires:

(1)	a term has the meaning assigned to it;
(2)	an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in the United States;
(3)	“or” is not exclusive;
(4)	the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;
(5)	words importing any gender include the other genders;
(6)	references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form;

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(7)	the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”; and
(8)	words in the singular include the plural, and in the plural include the singular.

ARTICLE Two

THE SECURITIES

SECTION 2.01.  Form and Dating.

(a)  The Securities of each series will be substantially in the form set forth in an Officer’s Certificate or in one or more Supplemental Indentures relating to the Securities of that series.  The Securities may have notations, legends or endorsements required by law, stock exchange rules or usage.  The Company will approve the form of the Securities and any notation, legend or endorsement on them.  Each Security will be dated the date of its authentication.

(b)  The Trustee’s certificate of authentication will be substantially in the form of Exhibit A.

SECTION 2.02.  Amount Unlimited; Issuable in Series.  The aggregate principal amount of the Securities that may be authenticated and delivered under this Indenture is unlimited.  The Securities may be issued in one or more series.  Prior to the issuance of Securities of a series, there shall be set forth in an Officer’s Certificate or one or more Supplemental Indenture as to the Securities of that series, to the extent applicable:

(a)	the title of the Securities;
(b)	any limit upon the aggregate principal amount of Securities that may be issued;
(c)	the date or dates on which the Securities will mature and the amounts to be paid upon maturity of the Securities;
(d)

the rate or rates (which may be fixed or variable) at which the Securities will bear interest, if any, or contingent interest, if any, the dates from which interest will accrue, the dates on which interest will be payable and the record date for the interest payable on any interest payment date;

(e)	the currency or currencies in which principal, premium, if any, and interest, if any, will be payable;
(f)	the place or places where principal of, premium, if any, and interest, if any, on the Securities will be payable;

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(g)	any provisions regarding the right of the Company to redeem or repurchase Securities or of holders to require the Company to redeem or repurchase Securities;
(h)	whether the Securities are senior or subordinated debt securities, and if subordinated debt securities, the terms of such subordination;
(i)

the right, if any, of holders of the Securities to convert them into common stock or other securities of the Company, including any contingent conversion provisions and any provisions intended to prevent dilution of those conversion rights;

(j)	any provisions by which the Company will be required or permitted to make payments to a sinking fund that will be used to redeem Securities or a purchase fund that will be used to purchase Securities;
(k)	any index or formula used to determine the required payments of principal, premium, if any, or interest, if any;
(l)	the percentage of the principal amount of the Securities that is payable if maturity of the Securities is accelerated because of a default;
(m)	any special or modified events of default or covenants with respect to the Securities;
(n)

whether the Securities of the series are to be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Global Securities, and the terms and conditions, if any, upon which interests in such Global Security or Global Securities may be exchanged in whole or in part for the individual securities represented thereby in definitive form registered in the name or names of Persons other than such Depositary or a nominee or nominees thereof (“Individual Securities”);

(o)	any provisions relating to any security provided for the debt securities, including any provisions regarding the circumstances under which collateral may be released or substituted; and
(p)	any other terms of the Securities, which may be different from the terms set forth in this Indenture.

SECTION 2.03.  Denominations.  Unless otherwise provided in the Officer’s Certificate or Supplemental Indenture relating to a series of Securities, the Securities of each series will be issuable in registered form without coupons in denominations of $1,000 and multiples of $1,000.

SECTION 2.04.  Execution and Authentication.  The Securities of each series shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chief Executive Officer, President, Chief Financial Officer, Chief Accounting Officer,

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Controller, Treasurer or Assistant Treasurer, Secretary or Assistant Secretary or any of its Executive Vice Presidents.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.  A Security will not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security.  The signature will be conclusive evidence that the Security has been authenticated under this Indenture.

In case any Officer of the Company who shall have signed any of the Securities shall cease to be such Officer before the Securities so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Securities had not ceased to be such Officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the Officers of the Company, although at the date of the execution of this Indenture any such Person was not such an Officer.

If the Company shall establish pursuant to Section 2.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Global Securities, (ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or the applicable Security Custodian or pursuant to such Depositary’s instruction and (iv) shall bear a legend substantially to the effect (or to such other effect as may be required by such Depositary) as set forth on Exhibit A. The aggregate principal amount of each Global Security may from time to time be increased or decreased by adjustments made on the records of the Security Custodian, as provided in this Indenture, or on a schedule to such Global Security. Each Depositary designated pursuant to Section 2.01 for a Global Security in registered form must, at the time of its designation and at all times while it serves as such Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

Members of, or participants in, the Depositary (“Members”) shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Security Custodian under such Global Security, and the Depositary may be treated by the Company, the Trustee, the Paying Agent and the Registrar and any of their agents as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, the Paying Agent or the Registrar or any of their agents from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Members, the operation of customary practices of the Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Security. The Holder of a Global Security may grant proxies and

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otherwise authorize any Person, including Members and Persons that may hold interests through Members, to take any action that a Holder is entitled to take under this Indenture or the Securities

SECTION 2.05.  Registrar and Paying Agent.  The Company will maintain an office or agency where Securities of each series may be presented for conversion, registration of transfer or for exchange (the “Registrar”) and an office or agency where Securities of each series may be presented for payment (“Paying Agent”).  The Registrar will keep a register of the Securities of each series and of their transfer and exchange.  The Company may have one or more co-registrars and one or more additional paying agents.  The term “Paying Agent” includes any additional paying agent.

The Company will enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture that will incorporate the terms of the TIA.  The agreement will implement the provisions of this Indenture that relate to that agent.  The Company will notify the Trustee of the name and address of any such agent.  If the Company fails to maintain a Registrar or Paying Agent, the Trustee will act as such.  The Company or any Subsidiary may act as Paying Agent, Registrar, co-registrar or transfer agent.

The Company initially appoints the Trustee to act as Registrar and Paying Agent in connection with the Securities of each series, except in instances in which the Officer’s Certificate or Supplemental Indenture relating to a series of Securities appoints a different Registrar or Paying Agent.

SECTION 2.06.  Paying Agent to Hold Money in Trust.  Prior to each due date of the principal of, premium, if any, or interest, if any, on any Security, the Company will deposit with the Paying Agent a sum sufficient to pay that principal, premium or interest when due.  The Paying Agent will hold in trust for the benefit of the Holders of the Securities of a series, and if the Paying Agent is not the Trustee, in trust for the benefit of the Trustee, all sums held by the Paying Agent for the payment of principal, premium or interest on the Securities of that series and, in the case of a Paying Agent other than the Trustee, the Paying Agent will give the Trustee notice of any default by the Company in making any such payment.  If the Company or a Subsidiary acts as Paying Agent, it will segregate the money held by it as Paying Agent and hold it as a separate trust fund.  The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent will have no further liability for the money.

SECTION 2.07.  Securityholder Lists.  The Trustee will preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders of the Securities of each series.  If the Trustee is not the Registrar, in accordance with Section 312(a) of the TIA, the Company will furnish to the Trustee in writing at least five Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request all information in the possession or control of the Company or its Paying Agent as to the names and addresses of Holders of the Securities of a series.

SECTION 2.08.  Transfer and Exchange.  Unless otherwise provided in the Officer’s Certificate or Supplemental Indenture relating to Securities of a series, Securities that are issued

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in registered form will be transferred only upon the surrender of the Securities for registration of transfer.  When a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar will register the transfer as requested if the requirements of Article 8 of the New York Uniform Commercial Code are met.  When Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of the same series of other denominations, the Registrar will make the exchange as requested if the same requirements are met.  To permit registration of transfers and exchanges, the Company will execute and the Trustee will authenticate Securities at the Registrar’s or co-registrar’s request.  The Company will not charge a fee for transfers or exchanges, but the Company may require payment from the applicable Securityholder of a sum sufficient to cover any tax or other governmental charge and any other expenses (including fees and expenses of the Trustee) that may be imposed in connection with any registration of transfer or exchange of the Securities, other than exchanges pursuant to Sections 2.11, 3.09, 9.05 not involving any transfer.

The Company will not be required to make, and the Registrar need not register, transfers or exchanges of (i) Securities selected for redemption (except, in the case of Securities to be redeemed in part, transfers or exchanges of the portion of the Securities not to be redeemed) or (ii) any Securities of a series for a period of 15 days before the first mailing of a notice of the Securities of that series which are to be redeemed.

Prior to the due presentation for registration or transfer of any Security which was issued in registered form, the Company, the Trustee, the Paying Agent, any authenticating agent, the Registrar or any co-registrar may deem and treat the person in whose name the Security is registered as the absolute owner of the Security for all purposes, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar will be affected by notice to the contrary.

SECTION 2.09.  Replacement Securities.  If a mutilated Security that had been issued in registered form is surrendered to the Registrar or if the Holder presents evidence to the satisfaction of the Company and the Trustee that a Security which had been issued in registered form has been lost or destroyed, the Company will issue and the Trustee or an authenticating agent appointed by the Trustee will authenticate a replacement Security of the same series if the requirements of Section 8-405 of the New York Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee.  If required by the Trustee or the Company, the replacement Security will not be issued until the Holder furnishes an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, and if applicable, the authenticating agent, the Paying Agent and the Registrar or any co-registrar from any loss which any of them may suffer if the Security is replaced.  The Company may charge the Holder for its expenses in replacing a Security.

Every replacement Security will be an obligation of the Company, even if the replaced Security is subsequently found.

SECTION 2.10.  Outstanding Securities.  The Securities outstanding at any time will be all the Securities authenticated by the Trustee, except those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding.  Subject to Section 12.06,

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a Security does not cease to be outstanding because the Company or its affiliate holds the Security.

If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a protected purchaser (in which case the replaced Security will be treated as outstanding to the extent permitted by Section 8-210 of the New York Uniform Commercial Code).

If the Paying Agent (other than the Company or a Subsidiary) segregates and holds in trust, in accordance with this Indenture, on a redemption date or Maturity Date money sufficient to pay all principal, premium, if any, and interest, if any, payable on that date with respect to the Securities to be redeemed or maturing, as the case may be, then on that date those Securities will cease to be outstanding and interest on them will cease to accrue.

SECTION 2.11.  Temporary Securities.  Until definitive Securities of a series are ready for delivery, the Company may prepare and the Trustee or an authenticating agent appointed by the Trustee will authenticate temporary Securities of that series.  Temporary Securities will be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities.  Without unreasonable delay, the Company will prepare and the Trustee or an authenticating agent appointed by the Trustee will authenticate definitive Securities and deliver them in exchange for temporary Securities.

SECTION 2.12.  Cancellation.  The Company at any time may deliver Securities of a series to the Trustee for cancellation and the Trustee will reduce accordingly the aggregate amount of the Securities of that series which are outstanding.  The Registrar and the Paying Agent will forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment, or conversion.  The Trustee and no one else will cancel and dispose of all Securities surrendered for registration of transfer, exchange, payment, conversion or cancellation in accordance with its procedures for the disposition of cancelled securities and deliver certificates of such disposition to the Company unless the Company directs the Trustee to deliver the cancelled Securities to the Company.  Subject to Section 2.09, the Company may not issue new Securities of a series to replace Securities of the series it has redeemed, paid, converted or delivered to the Trustee for cancellation.

SECTION 2.13.  Defaulted Interest.  If the Company defaults in a payment of interest on the Securities of a series, it will pay defaulted interest (plus interest on such defaulted interest to the extent lawful) to the persons who are Holders of the Securities of that series on a subsequent special record date, which date will be at least five Business Days prior to the payment date.  The Company will fix the special record date and payment date, and, at least 15 days before the special record date, the Company will mail to each Holder of Securities of that series a notice that states the special record date, the payment date and the amount of defaulted interest and any interest on that defaulted interest that is to be paid.  Notwithstanding the foregoing, the Company may pay defaulted interest in any other lawful manner.

SECTION 2.14.  CUSIP Numbers.  The Company in issuing the Securities may use “CUSIP,” “ISIN” or other similar numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP,” “ISIN” or other similar numbers, as the case may be, in notices of redemption or

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exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities,  and any such redemption shall not be affected by any defect in or omission of such numbers.  The Company will promptly notify the Trustee in writing of any change in the “CUSIP,” “ISIN” or other similar numbers.

ARTICLE Three

REDEMPTION

SECTION 3.01.  Company’s Option to Redeem.  The Company will have the option to redeem Securities of a series only to the extent, if any, and only on the terms, set forth in the Officer’s Certificate or Supplemental Indenture relating to the Securities of that series.  If the Company has the option to redeem Securities of a series, unless otherwise provided in the Officer’s Certificate or Supplemental Indenture relating to the series, the terms of the redemption will include those set forth in Sections 3.02 through 3.06 and 3.08.

SECTION 3.02.  Notices to Trustee.  If the Company elects to redeem Securities of a series, it will notify the Trustee of the redemption date and the principal amount and series of Securities to be redeemed.  The Company will give each notice provided for in this Section not less than 5 days prior to the date the notice of redemption is sent to Holders (or such shorter period of time as may be acceptable to the Trustee).

SECTION 3.03.  Selection of Securities to Be Redeemed.  If fewer than all the Securities of a series are to be redeemed at the Company’s option, the Trustee will select the Securities of that series to be redeemed by lot or, in its sole discretion, pro-rata, subject in each case to the Applicable Procedures (if applicable).  The Trustee will make the selection from outstanding Securities of that series not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than the minimum denomination in which Securities of the applicable series may be issued. Securities and portions of Securities the Trustee selects will be in amounts equal to the minimum denomination in which Securities of the applicable series may be issued and multiples of that amount.  Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.  The Trustee will notify the Company promptly of the Securities or portions of Securities to be redeemed.

SECTION 3.04.  Notice of Redemption at the Company’s Option.  At least 10 days and not more than 60 days before a date set for redemption at the Company’s option, the Company will deliver in the manner set forth in Section 12.03 a notice of redemption by first-class mail to each Holder of Securities to be redeemed in whole or in part. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. Failure to give such notice, or any defect in such notice to the Holder of any Security of a series designated for redemption, in whole or in part, shall not affect the sufficiency of any notice of redemption with respect to the Holder of any other Security of such series. The notice will identify the principal amount and series of each Security to be redeemed and will state:

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(1)	the redemption date;
(2)	the redemption price plus accrued interest, if any or if the Redemption Price is not then known, the manner of calculation thereof;
(3)	the name and address of the Paying Agent;
(4)	that Securities called for redemption in whole or in part must be surrendered to the Paying Agent to collect the redemption price plus accrued interest, if any;
(5)

that, unless the Company defaults in making the redemption payment, interest on Securities (or portions of Securities) called for redemption will cease to accrue on the redemption date and, if applicable, that those Securities (or the portions of then called for redemption) will cease on the redemption date (or such other date as is provided in the terms of the Securities or Supplemental Indenture relating to the Securities) to be convertible into, or exchangeable for, other securities or assets;

(6)	if applicable, the current conversion or exchange price; and
(7)

the CUSIP, ISIN or other similar numbers, if any, assigned to such Securities (and that no representation is made as to the correctness or accuracy of the CUSIP, ISIN or other similar numbers, if any, listed in such notice or printed on the securities).

At the Company’s request delivered at least five (5) days prior to the date such notice of redemption is to be given (unless a shorter period shall be acceptable to the Trustee), the Trustee will give the notice of redemption in the Company’s name and at the Company’s expense.  In such event, the Company will provide the Trustee with the information required by clauses (1) through (3), (6) and (7).

Notice of any redemption may at the Company’s discretion, be subject to one or more conditions precedent. In addition, if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Company in its sole discretion) by the redemption date, or by the redemption date so delayed (which may exceed 60 days from the date of the redemption notice in such case). The Company may also provide in such notice that payment of the redemption price and performance of the Company’s obligations with respect to such redemption may be performed by another Person.

SECTION 3.05.  Effect of Notice of Redemption.  Unless otherwise set forth in the notice of redemption, once notice of redemption is mailed, Securities, or portions of Securities called for redemption will become due and payable on the redemption date and at the redemption price. Upon surrender to the Paying Agent, those Securities will be paid at the redemption price, plus

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accrued and unpaid interest to the redemption date.  On and after the date fixed for redemption (unless the Company defaults in the payment of the redemption price, together with interest accrued to the redemption date) interest on the Securities, or portions of them, that are redeemed will cease to accrue and any right to convert those Securities into, or exchange them for, other securities or assets will terminate and those Securities will cease to be convertible or exchangeable.  Failure to give notice or any defect in the notice to any Holder will not affect the validity of the notice to any other Holder.

SECTION 3.06.  Deposit of Redemption Price.  No later than 11:00 a.m., New York City time on the redemption date specified in a notice of redemption, the Company will deposit with the Paying Agent (or, if the Company or a Subsidiary is the Paying Agent, segregate and hold in trust) money sufficient to redeem on the redemption date all the Securities called for redemption on that redemption date at the appropriate redemption price, together with accrued interest to the redemption date, other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation or Securities which have been surrendered for conversion or exchange.  If any Securities called for redemption are converted or exchanged, any money deposited with the Paying Agent for redemption of those Securities will be paid to the Company upon its request, or, if the money is held in trust by the Company or a Subsidiary as Paying Agent, the money will be discharged from the trust.

SECTION 3.07.  Holder’s Right to Require Redemption.  Holders of Securities of a series will have the right to require the Company to redeem those Securities only to the extent, and only on the terms, set forth in the Officer’s Certificate or Supplemental Indenture relating to the Securities of that series.  If Holders of Securities of a series have the right to require the Company to redeem those Securities, unless otherwise provided in the Officer’s Certificate or Supplemental Indenture relating to the Securities of that series, the terms of the redemption will include those set forth in Section 3.08.

SECTION 3.08.  Procedure for Requiring Redemption.  If a Holder has the right to require the Company to redeem Securities, to exercise that right, the Holder must deliver the Securities to the Paying Agent, endorsed for transfer and with the form on the reverse side entitled “Option to Require Redemption” completed.  Delivery of Securities to the Paying Agent as provided in this Section will constitute an irrevocable election to cause the specified principal amount of Securities to be redeemed.  When Securities are delivered to the Paying Agent as provided in this Section, unless the Company fails to make the payments due as a result of the redemption within 20 days after the Securities are delivered to the Paying Agent as provided in this Section interest on the Securities will cease to accrue and, if the Securities are convertible or exchangeable, the Holder’s right to convert or exchange the Securities will terminate.

The Company’s determination of all questions regarding the validity, eligibility (including time of receipt) and acceptance of any Security for redemption will be final and binding.

SECTION 3.09.  Securities Redeemed in Part.  Upon surrender of a Security that is redeemed in part, the Company will execute and the Trustee will authenticate and deliver to the Holder (at the Company’s expense) a new Security equal of the same series in principal amount equal to the unredeemed portion of the Security which was surrendered.

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ARTICLE Four

COVENANTS

SECTION 4.01.  Payment of Securities.  The Company will promptly pay or cause to be paid the principal of, premium, if any, and interest, if any, on each of the Securities of a series at the places and time and in the manner provided in the Securities and in the Supplemental Indenture relating to the series.  An installment of principal, premium or interest will be considered paid on the date it is due if the Trustee or Paying Agent holds on that date in accordance with this Indenture or the applicable Supplemental Indenture money designated for and sufficient to pay the installment then due.

SECTION 4.02.  Reporting.  The Company shall file with the Trustee and the SEC, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; provided that, unless available on EDGAR, any such information, documents or reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 30 days after the same is filed with the SEC; provided, however, the Company shall not be required to deliver to the Trustee any correspondence filed with the SEC or any materials for which the Company has sought and received confidential treatment by the SEC.  For the avoidance of doubt, a failure by the Company to file annual reports, information and other reports with the SEC within the time period prescribed thereof by the SEC shall not be deemed a breach of this Section 4.02.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive notice or knowledge of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officer’s Certificate).

SECTION 4.03.  Corporate Existence.  Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

SECTION 4.04.  Compliance Certificate.  The Company will deliver to the Trustee within 120 days after the end of each year an Officer’s Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any default by the Company and whether the signers know of any default that occurred during such year.  If they do, the certificate will describe the default, its status and what action the Company is taking or proposes to take with respect thereto.  The Company also will comply with TIA Section 314(a)(4).

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SECTION 4.05.  Further Instruments and Acts.  Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

ARTICLE Five

MERGER, CONSOLIDATION, SALE OF ASSETS

SECTION 5.01.  Company May Consolidate, etc., Only on Certain Terms.  The Company will not consolidate with or merge into any other person or convey, transfer or lease all or substantially all of its properties and assets to another Person, unless:

(1)

the Company shall be the surviving Person or the Person (if other than the Company) formed by such consolidation or into which the Company is merged into or consolidated with (or, alternatively, if such Person is the wholly owned subsidiary of another Person, such other Person) or to which such sale, conveyance, transfer or lease is made shall be organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and any such Person expressly assumes, by Supplemental Indenture, executed and delivered by such Person prior to or simultaneously with such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of and interest and premium, if any, on all the Securities, according to their tenor, and the due and punctual performance and observance of all other obligations to the Holders and the Trustee under this Indenture or under the Securities to be performed or observed by the Company;

(2)

with regard to each series of Securities, immediately after giving effect to the transaction, no Event of Default with respect to that series of Securities, and no event that, after notice or lapse of time or both, would become an Event of Default with respect to that series of Securities, will have occurred and be continuing; and

(3)

the Company has delivered to the Trustee an Officer’s Certificate, each stating that the consolidation, merger, conveyance, transfer or lease and the supplemental indenture (or the supplemental indentures together) comply with this Article and that all the conditions precedent relating to the transaction set forth in this Section have been fulfilled.

This Section 5.01 shall not apply to any recapitalization transaction, a change of control affecting the Company or a highly leveraged transaction, unless the transaction or change of control is structured to include a merger or transfer or lease of all or substantially all of the Company’s properties or assets.

SECTION 5.02.  Successor Corporation Substituted.  Upon any event described in Section 5.01, the successor Person will succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and all the Supplemental Indentures

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relating to outstanding series of Securities, and the predecessor corporation will be relieved of all obligations and covenants under this Indenture and each of those Supplemental Indentures.

ARTICLE Six

DEFAULTS AND REMEDIES

SECTION 6.01.  Events of Default.  An “Event of Default” occurs if:

(1)

The Company defaults in the payment of interest on any Security of any series when it becomes due and payable and the default continues for a period of 30 days (or such other period, which may be no period) as is specified in the terms of the Security or Supplemental Indenture relating to the series;

(2)

The Company defaults in the payment of the principal of, or premium, if any, on any Security of any series as and when it becomes due and payable at its stated maturity or upon redemption, acceleration or otherwise and, if provided in the terms of the Security or Supplemental Indenture relating to a series, the default continues for a period specified in the terms of the Security or Supplemental Indenture;

(3)

The Company fails to comply with any of its other covenants or agreements with regard to Securities of a series or this Indenture (other than a covenant or agreement, a default in whose performance or whose breach is dealt with specifically elsewhere in this Section) and that failure continues for a period of 90 days after the date of the notice specified below;

(4)	the Company, pursuant to any Bankruptcy Law applicable to the Company:

(A)commences a voluntary case;

(B)consents to the entry of an order for relief against it in an involuntary case;

(C)consents to the appointment of a Custodian of it or for any substantial part of its property; or

(D)makes a general assignment for the benefit of its creditors; or

(5)	a court of competent jurisdiction enters an order or decree under any applicable Bankruptcy Law:

(A)for relief in an involuntary case;

(B)appointing a Custodian of the Company or for any substantial part of its property; or

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(C)ordering its winding up or liquidation; and the order or decree remains unstayed and in effect for 90 days.

Each of the occurrences described in clauses (1) through (5) will constitute an Event of Default whatever the reason for the occurrence and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

The term “Bankruptcy Law” means Title 11 of the United States Code or any similar United States Federal or State law for the relief of debtors.  The term “Custodian” means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

A Default under clause (3) of this Section is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of a series with regard to which the Company has failed to comply with a covenant or agreement notify the Company and the Trustee, of the Default and the Company does not cure the Default within 90 days after the giving of the notice.  The notice must specify the Default, demand that it be remedied and state that the notice is a “Notice of Default.”

A Default under clause (1), (2) or (3) with regard to Securities of a series will not constitute a Default with regard to Securities of any other series except to the extent, if any, provided in the terms of such other Security or Supplemental Indenture relating to the other series.

SECTION 6.02.  Acceleration.  If an Event of Default as to the Securities of a series occurs and is continuing, unless the principal of all of the Securities of the series has already become due and payable, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities of the series then outstanding by notice to the Company and the Trustee, may declare the principal of and accrued interest, if any, on all the Securities of the series to be due and payable.  Upon such a declaration, that principal and interest will be due and payable immediately.  If an Event of Default specified in Section 6.01(4) or (5) occurs, the principal of, premium, if any, and accrued interest, if any, on all the Securities will automatically become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders.  The Holders of a majority in principal amount of the Securities of a series then outstanding, on behalf of the Holders of all the Securities of the series, by notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived except nonpayment of principal, premium, if any, or interest, if any, that has become due solely because of acceleration, and if the rescission would not conflict with any judgment or decree.  No such rescission will affect any subsequent default or impair any consequent right.

SECTION 6.03.  Other Remedies.  If an Event of Default as to a series occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, premium, if any, and interest, if any, on the Securities of the series or to enforce the performance of any provision under this Indenture or any applicable Supplemental Indenture.

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The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding.  A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default will not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default.  No remedy is exclusive of any other remedy.  All available remedies are cumulative.

SECTION 6.04.  Waiver of Existing Defaults.  The Holders of a majority in aggregate principal amount of the Securities of a series then outstanding, on behalf of the Holders of all the Securities of that series, by notice to the Trustee may consent to the waiver of any past Default with regard to Securities of the series and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, Securities of the series, or (ii) a default in respect of a covenant or a provision that under Section 9.02 cannot be modified or amended without the consent of the Holders of all Securities of the series then outstanding.  The defaults described in clauses (i) and (ii) in the previous sentence may be waived with the consent of the Holders of all Securities of the series then outstanding.  When a Default or Event of Default is waived, it is deemed cured and not continuing, but no waiver will extend to any subsequent or other Default or impair any consequent right.

SECTION 6.05.  Control by Majority.  The Holders of a majority in principal amount of the Securities of a series then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with regard to the Securities of that series or of exercising any trust or power conferred on the Trustee with regard to the Securities of that series.  However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or that would involve the Trustee in personal liability provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.  Prior to taking any action as a result of a direction given under this Section, the Trustee will be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking that action.

SECTION 6.06.  Payments of Securities on Default; Suit Therefor.  The Company covenants that upon the occurrence of an Event of Default described in Section 6.01(1) or (2), then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities in all series, the whole amount that will then have become due and payable on all such Securities for principal, premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) on the overdue installments of interest at the rate borne by the Securities in all series; and, in addition, such further amount as will be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its gross negligence or willful misconduct.  Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Securities of all series to the registered Holders, whether or not the Securities in that series are overdue.

SECTION 6.07.  Limitation on Suits.  A Securityholder may not pursue any remedy with respect to this Indenture, unless:

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(1)	the Holder gives to the Trustee written notice stating that an Event of Default as to a series is continuing;
(2)

the Holders of at least 25% in principal amount of the Securities of the series then outstanding make a written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder;

(3)	such Holder or Holders offer to the Trustee security or indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;
(4)	the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity, and the Event of Default has not been waived; and
(5)	the Trustee has received no contrary direction from the Holders of a majority in principal amount of the Securities of the series then outstanding during such 60-day period.

A Securityholder may not use this Indenture to prejudice the rights of another Holder of the same series of Securities or to obtain a preference or priority over another Holder of the same series of Securities.

SECTION 6.08.  Rights of Holders to Receive Payment and to Demand Conversion.  Notwithstanding any other provision of this Indenture, the right of any Holder of a Security of any series to receive payment of principal of, premium, if any, and interest, if any, on the Security (and interest on overdue principal and interest on overdue installments of interest, if any, as provided in Section 4.01), on or after the respective due dates expressed in the Security or, in the case of redemption, on or after the redemption date, or in the case of conversion or exchange, to receive the security issuable upon conversion or exchange or to institute suit for the enforcement of any such payment, conversion or exchange on or after the applicable due date, redemption date or conversion or exchange date, as the case may be, against the Company, will not be impaired or affected without the consent of the Holder.

SECTION 6.09.  Collection Suit by Trustee.  If an Event of Default in payment of principal, premium, if any, or interest, if any, specified in clause (1) or (2) of Section 6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal, premium, if any, and interest remaining unpaid (together with interest on that unpaid interest to the extent lawful) and the amounts provided for in Section 7.07.

SECTION 6.10.  Trustee May File Proofs of Claim.  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders of the Securities of any or all series allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, if the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee

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any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

SECTION 6.11.  Restoration of Positions.  If a judicial proceeding by the Trustee or a Securityholder to enforce any right or remedy under this Indenture or any Supplemental Indenture is dismissed or decided favorably to the Company, except as otherwise provided in the judicial proceeding, the Company, the Trustee and the Securityholders will be restored to the positions they would have been in if the judicial proceeding had not been instituted.

SECTION 6.12.  Priorities.  If the Trustee collects any money pursuant to this Article 6 with respect to Securities of a series, subject to Article 11, or, after an Event of Default set forth in Section 6.01(4) or (5), any money or other property distributable in respect of the Company’s obligations under this Indenture, it will pay out the money or property in the following order:

FIRST:	to the Trustee (including any predecessor trustee) for amounts due under Section 7.07;
SECOND:

to Securityholders for amounts due and unpaid on the Securities of the series for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of the series for principal and interest, respectively; and

THIRD:	to the Company.

The Trustee may fix a record date and payment date for any payment to Holders of Securities of a series pursuant to this Section.  At least 15 days before the record date, the Company will mail to each Holder of Securities of the series and the Trustee a notice that states the record date, the payment date and the amount to be paid.

SECTION 6.13.  Undertaking for Costs.  In any suit for the enforcement of any right or remedy under this Indenture or any Supplemental Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses (whether incurred before trial, at trial or on appeal or in any bankruptcy, arbitration or other administrative proceeding), against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant.  This Section 6.13 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of in aggregate more than 10% in principal amount of the Securities of a series then outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security held by that Holder on or after the due date provided in the Security or to any suit for the enforcement of the right to convert or exchange any Security in accordance with the provisions of that Security or Supplemental Indenture applicable to that Security.

SECTION 6.14.  Stay, Extension or Usury Laws.  The Company agrees (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or

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advantage of, any stay or extension law or any usury or other law, wherever enacted, now or at any subsequent time in force, which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, and/or interest on any of the Securities as contemplated in this Indenture, the terms of such Security or a Supplemental Indenture, or which may affect the covenants or performance of this Indenture, and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and agrees that it will not hinder, delay or impede the execution of any power granted to the Trustee in this Indenture or any Supplemental Indenture, but (to the extent that it may lawfully do so) will suffer and permit the execution of any such power as though no such law had been enacted.

SECTION 6.15.  Liability of Stockholders, Officers, Directors and Incorporators.  No stockholder, officer, director or incorporator, as such, past, present or future, of the Company, or any of its successor corporations, will have any personal liability in respect of the Company’s obligations under this Indenture or any Securities by reason of his or its status as such stockholder, officer, director or incorporator; provided, however, that nothing in this Indenture or in the Securities will prevent recourse to and enforcement of the liability of any stockholder or subscriber to Capital Stock which have not been fully paid up.

ARTICLE Seven

TRUSTEE

SECTION 7.01.  Duties of Trustee.

(a)  The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In the event an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided that if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity or security satisfactory to it against any loss, liability or expense that might be incurred by it in compliance with such request or direction.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that.

(b)  prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred:

(i)  the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

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(ii)  in the absence of bad faith, willful misconduct or gross negligence on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

(c)  the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(d)  the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority of the aggregate principal amount of the series of Securities then outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

(e)  Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee is subject to the provisions of this Section 7.01 and to the provisions of the TIA;

(f)  the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any Registrar with respect to the Securities;

(g)  if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred, unless a Trust Officer had actual knowledge of such event;

(h)  in the absence of written investment direction from the Company, all cash received by the Trustee shall be placed in a non-interest bearing trust account, and in no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon or for losses incurred as a result of the liquidation of any such investment prior to its maturity date or the failure of the party directing such investments prior to its maturity date or the failure of the party directing such investment to provide timely written investment direction, and the Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction from the Company; and

(i)  in the event that the Trustee is also acting as Custodian, Registrar, Paying Agent, or transfer agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article 7 shall also be afforded to such Custodian, Note Registrar, Paying Agent, or transfer agent.

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None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

SECTION 7.02.  Rights of Trustee. Except as otherwise provided in Section 7.01:

(a)  The Trustee may conclusively rely and shall be fully protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

(b)  Before the Trustee acts or refrains from acting, it may require an Officer’s Certificate which conforms to Section 12.05.  The Trustee will not be liable for any action it takes or omits to take in good faith in reliance on such an Officer’s Certificate.

(c)  The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible  for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

(d)  The Trustee will not be liable for any action it takes, suffers or omits to take in good faith which it believes to be authorized or within its rights or powers, except conduct which constitutes willful misconduct or gross negligence.

(e)  The Trustee may consult with counsel of its selection and any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

(f)  The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company for any reasonable expenses incurred and shall incur no liability of any kind by reason of such inquiry or investigation.

(g)  Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

(h)  Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer’s Certificate.

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(i)  The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

(j)  In no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(k)  The Trustee shall not be deemed to have notice of any Default or Event of Default except any Default or Event of Default occurring pursuant to clause (1) or (2) of Section 6.01 if, at the time of the occurrence of such Default or Event of Default, the Trustee is the Paying Agent, unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default shall have been given to a Trust Officer of the Trustee at the Corporate Trust Office of the Trustee.

(l)  The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent and other Person employed to act hereunder.

(m)  The Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 7.03.  Individual Rights of Trustee.  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its affiliates with the same rights it would have if it were not Trustee.  Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

SECTION 7.04.  Trustee’s Disclaimer.  The Trustee (i) is not responsible for and makes no representation as to the validity, sufficiency or adequacy of this Indenture or any Securities, (ii) will not be responsible for and will not make any representation as to the validity, sufficiency or adequacy of any Supplemental Indenture, (iii) will not be accountable for the Company’s use of the proceeds from the Securities of any series, and (iv) will not be responsible for any recital or statement of the Company in this Indenture any Supplemental Indenture or any Securities, other than the Trustee’s certificate of authentication, or in any prospectus used in the sale of any of the Securities, other than statements, if any, provided in writing or approved by the Trustee for use in such a prospectus. The Trustee shall not be responsible to make any calculation with respect to any matter under this Indenture.

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SECTION 7.05.  Notice of Defaults.  The Trustee will give to the Holders of the Securities of a series notice of any Default with regard to the Securities of that series known to the Trustee, within 90 days after it occurs; provided, that, except in the case of a Default in the payment of the principal of, or premium, if any, or interest on any Security, the Trustee will be protected in withholding notice of the Default if and so long as a committee of its Trust Officers in good faith determines that the withholding of the notice is in the interests of the Holders of the Securities of the series.

SECTION 7.06.  Reports by Trustee.  Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee will mail to each Securityholder, at the name and address that appears on the registration books of the Company, and to each Securityholder who has, within the two years preceding the mailing, filed that person’s name and address with the Trustee for that purpose and each Securityholder whose name and address have been furnished to the Trustee pursuant to Section 2.07, a brief report dated as of that May 15 which complies with TIA Section 313(a).  The Trustee also will comply with TIA Section 313(b).

A copy of each report will at the time of its mailing to Securityholders be filed with each stock exchange on which Securities are listed and also with the SEC.  The Company will promptly notify the Trustee when the Securities of any series are listed on any stock exchange and of any delisting of Securities of any series.

SECTION 7.07.  Compensation and Indemnity.  The Company will pay to the Trustee from time to time such compensation for its services as the Company and the Trustee shall from time to time agree in writing.  The Trustee’s compensation will not be limited by any law on compensation of a trustee of an express trust.  The Company will reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services.  Those expenses will include the reasonable compensation and expenses, disbursements and advances of the Trustee’s agents, counsel, accountants and experts.  The Company will indemnify the Trustee and its agents against any and all loss, liability or expense (including reasonable attorneys’ fees and expenses) incurred by it in connection with the administration of the trust created by this Indenture or any Supplemental Indenture and the performance of its duties under this Indenture or any Supplemental Indenture, including the costs and expenses of defending itself against any claim (whether asserted by the Company, or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with enforcing the provisions of this Section.  The Trustee will notify the Company promptly of any claim for which it may seek indemnity.  Failure by the Trustee to so notify the Company will not relieve the Company of its obligations under this Section.  The Company will defend the claim and the Trustee may have separate counsel and the Company will pay the fees and expenses of such counsel.  The Company need not pay for any settlement made without its consent.  The Company need not reimburse any expense or indemnify against any loss, expense or liability incurred by the Trustee to the extent it is due to the Trustee’s own willful misconduct or gross negligence.

To secure the Company’s obligation to make payments to the Trustee under this Section 7.07, the Trustee will have a lien prior to the Securities on all money or property held or

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collected by the Trustee, other than money or property held in trust to pay principal or interest on particular Securities.  Those obligations of the Company will survive the satisfaction and discharge of this Indenture, the termination for any reason of this Indenture and the resignation or removal of the Trustee.

When the Trustee incurs expenses or renders services after an Event of Default specified in clause (4) or (5) of Section 6.01 occurs, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services of the Trustee are intended to constitute expenses of administration under any Bankruptcy Law.

For purposes of this Section 7.07, “Trustee” will include any predecessor Trustee, but the willful misconduct, negligence or bad faith of any Trustee will not affect the rights of any other Trustee under this Section 7.07.

SECTION 7.08.  Replacement of Trustee.  The Trustee may resign at any time by giving written notice of such resignation to the Company.  The Holders of a majority in aggregate principal amount of the Securities of all series then outstanding may remove the Trustee by so notifying the Trustee and the Company and may appoint a successor Trustee.  The Company may remove the Trustee if:

(1)	the Trustee fails to comply with Section 7.10;
(2)	the Trustee is adjudged bankrupt or insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;
(3)	a receiver or other public officer takes charge of the Trustee or its property; or
(4)	the Trustee becomes incapable of acting.

If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company will promptly appoint a successor Trustee.  Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of Securities of all series then outstanding may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

No removal or appointment of a Trustee will be valid if that removal or appointment would conflict with any law applicable to the Company.

A successor Trustee will deliver a written acceptance of its appointment to the retiring Trustee and to the Company.  Immediately after that, the retiring Trustee will, provided all sums owing to the retiring Trustee hereunder have been paid and subject to the lien provided for in Section 7.07, transfer all property held by it as a Trustee to the successor Trustee, the resignation or removal of the retiring Trustee will become effective, and the successor Trustee will have all the rights, powers and duties of the Trustee under this Indenture and all Supplemental Indentures.  A successor Trustee will mail notice of its succession to each Securityholder.

If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, at the Company’s expense, the Company or the

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Holders of a majority in aggregate principal amount of Securities of all series then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

Notwithstanding the replacement of the Trustee pursuant to this Section, the Company’s obligations under Section 7.07 will continue for the benefit of the retiring Trustee.

SECTION 7.09.  Successor Trustee by Merger, etc.  Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that in the case of any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee such corporation or other entity shall be eligible under the provisions of Section 7.10.

If at the time a successor by merger, conversion or consolidation to the Trustee succeeds to the trusts created by this Indenture any of the Securities have been authenticated but not delivered, the successor to the Trustee may adopt the certificate of authentication of the predecessor Trustee, and deliver the Securities which were authenticated by the predecessor Trustee; and if at that time any of the Securities have not been authenticated, the successor to the Trustee may authenticate those Securities either in the name of the predecessor or in its own name as the successor to the Trustee; and in either case the certificates of authentication will have the full force provided in this Indenture for certificates of authentication.

SECTION 7.10.  Eligibility; Disqualification.  The Trustee will at all times satisfy the requirements of TIA Section 310(a).  The Trustee will at all times have a combined capital and surplus of at least $50,000,000 as set forth in its most recently published annual report of condition, which will be deemed for this paragraph to be its combined capital and surplus.  The Trustee will comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA §310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA §310(b)(1) are met, other than the fact that such indentures are not described herein.

SECTION 7.11.  Preferential Collection of Claims.  The Trustee will comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b).  A Trustee who has resigned or been removed will be subject to TIA Section 311(a) to the extent indicated.

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ARTICLE Eight

DISCHARGE OF INDENTURE

SECTION 8.01.  Termination of the Company’s Obligations.  When, with respect to the Securities of any series (i) the Company delivers to the Trustee all outstanding Securities of such series (other than Securities replaced pursuant to Section 2.09) for cancellation or (ii) all outstanding Securities of such series have become due and payable, or are due and payable within one year or are to be called for redemption within one year, under arrangements satisfactory to the Trustee for giving the notice of redemption, and the Company irrevocably deposits in trust with the Trustee (subject to Article Eleven) money or U.S. Government Obligations without reinvestment sufficient to pay the principal, premium, if any, and interest, if any, on the Securities of such series to maturity or redemption, as the case may be, and if, in the case of either (i) or (ii) above the Company also pays or causes to be paid all other sums payable by the Company with regard to the Securities of such series under this Indenture, then this Indenture will cease to be of further effect.

Notwithstanding the foregoing, the Company’s obligations to pay principal, premium, if any, and interest, if any, on the Securities and the Company’s obligations in Sections 2.05, 2.06, 2.07, 2.08, 2.09, 7.07, 7.08 and in Article Ten will survive until all the Securities of all series are no longer outstanding.  Thereafter, the Company’s obligations in Section 7.07 will survive.

Before or after a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities of a series at a future date to the extent the Securities are redeemable in accordance with Article Three and the applicable Security terms or Supplemental Indenture.

After a deposit pursuant to this Section 8.01 or after all outstanding Securities of such series have been delivered to the Trustee for cancellation, the Trustee upon request from the Company, accompanied by an Officer’s Certificate and an Opinion of Counsel which complies with Section 12.05, and at the cost of the Company, will acknowledge in writing the satisfaction and discharge of the Company’s obligations under the Securities of such series and this Indenture except for those surviving obligations specified above.

In order to have money available on payment dates to pay principal, premium, if any, or interest, if any, on the Securities of a series, the U.S. Government Obligations will be payable as to principal, premium, if any, or interest on or before those payment dates in amounts sufficient to provide the necessary money.  U.S. Government Obligations used for this purpose may not be callable at the issuer’s option.

SECTION 8.02.  Application of Trust Money.  Subject to Article Eleven and Section 8.03, the Trustee will hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01.  It will apply the deposited money and the money from the U.S. Government Obligations through the Paying Agent and in accordance with this Indenture and any applicable Supplemental Indentures to the payment of principal of, premium, if any, and interest, if any, on the Securities with regard to which the money or U.S. Government Obligations were deposited.

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SECTION 8.03.  Repayment to the Company.  The Trustee and the Paying Agent will promptly pay to the Company upon request any excess money or securities held by them at any time.  The Trustee and the Paying Agent will pay to the Company upon request any money held by them for the payment of principal, premium or interest that remains unclaimed for two years.  After such payment, all liability of the Trustee and the Paying Agent with respect to that money will cease.

SECTION 8.04.  Deposited Money and U.S. Government Obligations to Be Held in Trust.  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.01 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Securities.

ARTICLE Nine

AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.  Without Consent of Holders.  The Company and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

(1)

to cure any ambiguity or to correct or supplement any provision contained herein or in any indenture supplemental hereto which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture or to conform the terms hereof, as amended and supplemented, that are applicable to the Securities of any series to the description of the terms of such Securities in the offering memorandum, prospectus supplement or other offering document applicable to such Securities at the time of initial sale thereof;

(2)	to comply with Article 5;
(3)	to establish the form and terms of the Securities of any series as contemplated in Article Two of this Indenture;
(4)	to provide for uncertificated Securities in addition to or in place of certificated Securities; or
(5)

to amend, modify or supplement any of the provisions contained herein or in any supplemental indenture, provided that no such amendment or supplement shall materially adversely affect the rights of any Securityholder, and provided further that any amendment, modification or supplement that conforms this Indenture or any supplemental indenture, as applied to a series of Securities, to the terms described in the prospectus (including any prospectus supplement) pursuant to which such Securities were initially sold shall be deemed not to adversely affect the rights of Securityholders.

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After an amendment under this Section becomes effective, the Company will deliver to the Securityholders in a manner contemplated by Section 12.03 a notice briefly describing the amendment.  The failure to give such notice to all Securityholders, or any defect in a notice, will not impair or affect the validity of an amendment under this Section.

SECTION 9.02.  With Consent of Holders.  The Company and the Trustee may (i) amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of a majority in aggregate principal amount of the Securities of all series then outstanding or (ii) supplement this Indenture with regard to a series of Securities, amend or supplement a Supplemental Indenture relating to a series of Securities, or amend the Securities of a series, without notice to any Securityholder but with the written consent of the Holders of a majority in aggregate principal amount of the Securities of that series then outstanding.  The Holders of a majority in principal amount of the Securities of all series then outstanding may waive compliance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder.  The Holders of a majority in principal amount of the Securities of any series then outstanding may waive compliance with any provision of this Indenture, any Supplemental Indenture or the Securities of that series with regard to the Securities of that series without notice to any Securityholder.  However, without the consent of the Holder so affected, no amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may:

(1)	extend the fixed maturity of any Security, reduce the rate or extend the time for payment of interest on any Security, reduce the principal amount of any Security or premium, if any, on any Security;
(2)	impair or affect the right of a Holder to institute suit for the payment of interest, if any, principal or premium, if any, on the Securities;
(3)	change the currency in which the Securities are payable from that specified in the Securities or in a Supplemental Indenture applicable to the Securities;
(4)	impair the right, if any, to convert the Securities into, or exchange the Securities for, other securities or assets;
(5)	reduce the percentage of Securities required to consent to an amendment, supplement or waiver;
(6)	reduce the amount payable upon the redemption of any Security or change the time at which any Security may or will be redeemed;
(7)	modify the provisions of any Supplemental Indenture with respect to subordination of the Securities of a series in a manner adverse to the Securityholders; or
(8)	make any change in Section 6.04 or 6.08 or the fifth sentence of this Section.

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It will not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it will be sufficient if the consent approves the substance of the amendment, supplement or waiver.

The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto.  If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

After an amendment under this Section becomes effective, the Company will mail to the Securityholders a notice briefly describing the amendment.  The failure to give such notice to all Securityholders, or any defect in a notice, will not impair or affect the validity of an amendment under this Section.

SECTION 9.03.  Compliance with Trust Indenture Act.  Every amendment or supplement to this Indenture, any Supplemental Indenture or the Securities will comply with the TIA as then in effect.

SECTION 9.04.  Revocation and Effect of Consents.  A consent to an amendment, supplement or waiver by a Holder of a Security will bind the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder’s Security, even if notation of the consent is not made on any Security.  However, any such Holder or subsequent Holder may revoke the consent as to the Holder’s Security or portion of a Security.  For a revocation to be effective, the Trustee must receive notice of the revocation before the date the amendment, supplement or waiver becomes effective.  After an amendment, supplement or waiver becomes effective in accordance with its terms, it will bind every Holder of every Security of every series to which it applies.

SECTION 9.05.  Notation on or Exchange of Securities.  If an amendment changes the terms of a series of Securities, the Trustee may require the Holder of a Security of the series to deliver the Holder’s Security to the Trustee, who will place an appropriate notation about the amendment, supplement or waiver on the Security and will return it to the Holder.  Alternatively, the Company may, in exchange for the Security, issue, and the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 12.15) will authenticate, a new Security that reflects the amendment, supplement or waiver.

SECTION 9.06.  Trustee to Sign Amendments, etc.  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by Article Two or this Article Nine or the modification thereby of the trusts created by this Indenture, the Trustee shall receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officer’s Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.  The Trustee will sign any amendment, supplement or waiver authorized pursuant to Article Two or this Article Nine if the amendment, supplement or waiver does not adversely

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affect the rights, duties, liabilities or immunities of the Trustee.  If it does adversely affect those rights, duties, liabilities or immunities, the Trustee may but need not sign it.  The Company may not sign an amendment or supplement until the amendment or supplement is approved by an appropriate Board Resolution.

ARTICLE Ten

CONVERSION OR EXCHANGE OF SECURITIES

SECTION 10.01.  Provisions Relating to Conversion or Exchange of Securities.  Any rights which Holders of Securities of a series will have to convert those Securities into other securities of the Company or to exchange those Securities for securities of other Persons or other assets, including but not limited to the terms of the conversion or exchange and the circumstances, if any, under which those terms will be adjusted to prevent dilution or otherwise, will be set forth in an Officer’s Certificate or Supplemental Indenture relating to the series of Securities.  In the absence of provisions in an Officer’s Certificate or Supplemental Indenture relating to a series of Securities setting forth rights to convert or exchange the Securities of that series into or for other securities or assets, Holders of the Securities of that series will not have any such rights.

ARTICLE Eleven

SINKING OR PURCHASE FUNDS

SECTION 11.01.  Provisions Relating to Sinking or Purchase Funds.  Any requirements that the Company make, or rights of the Company to make at its option, payments prior to maturity of the Securities of a series which will be used as a fund with which to redeem or to purchase Securities of that series, including but not limited to provisions regarding the amount of the payments, when the Company will be required, or will have the option, to make the payments and when the payments will be applied, will be set forth in an Officer’s Certificate or Supplemental Indenture relating to the series of Securities.  In the absence of provisions in an Officer’s Certificate or Supplemental Indenture relating to a series of Securities setting forth requirements that the Company make, or rights of the Company to make at its option, payments to be used as a fund with which to redeem or purchase Securities of the series, the Company will not be subject to any such requirements and will not have any such rights.  However, unless otherwise specifically provided in an Officer’s Certificate or Supplemental Indenture relating to a series of Securities, the Company will at all times have the right to purchase Securities from Holders in market transactions or otherwise.

ARTICLE Twelve

MISCELLANEOUS

SECTION 12.01.  Trust Indenture Act Controls.  If any provision of this Indenture or any Supplemental Indenture limits, qualifies or conflicts with the duties imposed by Section 310 through 317 of the TIA, the imposed duties will control.

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SECTION 12.02.  Supplemental Indentures Contract.  If any provision of a Supplemental Indenture relating to a series of Securities is inconsistent with any provision of this Indenture, the provision of the Supplemental Indenture will control with regard to the Securities of the series to which it relates.

SECTION 12.03.  Notices.  Any notice, demand or other communication authorized by this Indenture to be made upon, given or furnished to, or filed with, the Company or the Trustee shall be sufficiently made, given, furnished or filed for all purposes if it shall be in writing and mailed, delivered or telefaxed (or, in the case of such notice, demand or other communication by the Company to the Trustee, sent by e-mail that has been confirmed received or otherwise sent in accordance with Section 12.03):

if to the Company:	Ryerson Holding Corporation 227 West Monroe Street, 27th Floor Chicago, Illinois 60606 Facsimile: (312) 292-5000 Attention: James J. Claussen, Chief Financial Officer

with a copy (which shall not constitute notice and shall not be required to be delivered in satisfaction of any requirement hereof) to:	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019 Attention: Cristopher Greer Laura Acker Facsimile: (212) 728-9214

if to the Trustee:	[ ]

Either the Company or the Trustee by a notice to the other may designate additional or different addresses for subsequent notices or communications.

Any notice or other communication required or permitted to be given to Securityholders shall be sufficiently given (unless otherwise herein expressly provided):  (i) if given in writing by first class mail, postage prepaid, to such Holders at their addresses as the same shall appear on the registered books of the Registrar; provided, that in the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder; or (ii) in the case of any Holder of a holder of a Global Security, if transmitted to the Depositary in whose name such Global Securities are registered for such Security (or its designee) in accordance with the applicable procedures of such Depositary.

Failure to mail a notice or communication to a Securityholder or any defect in it will not affect its sufficiency with respect to other Securityholders.  If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

40552533.4

If by reason of the suspension of regular mail service, or by reason of any other cause, it is impossible to mail any notice as required by this Indenture or any Supplemental Indenture, then any method of notification that is approved by the Trustee will constitute a sufficient mailing of the notice.

The Company may set a record date for purposes of determining the identity of Securityholders entitled to vote or consent to any action by vote or consent authorized or permitted by Sections 6.04 and 6.05.  The record date will be the later of 30 days prior to the first solicitation of consents or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 2.07 prior to the solicitation.

The Trustee shall have the right, but shall not be required, to rely upon and comply with notices, instructions, directions or other communications sent by e-mail, facsimile and other similar unsecured electronic methods by persons believed by the Trustee to be authorized to give instructions and directions on behalf of the Company.  The Trustee shall have no duty or obligation to verify or confirm that the person who sent such instructions or directions is, in fact, a person authorized to give instructions or directions on behalf of the Company; and the Trustee shall have no liability for any losses, liabilities, costs or expenses incurred or sustained by the Company as a result of such reliance upon or compliance with such notices, instructions, directions or other communications.  The Company agrees to assume all risks arising out of the use of such electronic methods to submit notices, instructions, directions or other communications to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.  The Company shall use all reasonable endeavors to ensure that any such notices, instructions, directions or other communications transmitted to the Trustee pursuant to this Indenture are complete and correct. Any such notices, instructions, directions or other communications shall be conclusively deemed to be valid instructions from the Company to the Trustee for the purposes of this Indenture.

SECTION 12.04.  Communication by Holders with Other Holders.  Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities.  Each of the Company, the Trustee, the Registrar and anyone else will have the protection of TIA Section 312(c).

SECTION 12.05.  Certificate and Opinion as to Conditions Precedent.  Upon any request or application by the Company to the Trustee to take any action under this Indenture or any Supplemental Indenture, the Company will furnish to the Trustee:

(1)

an Officer’s Certificate stating that, in the opinion of the signer, all conditions precedent, if any, provided for in this Indenture or any Supplemental Indenture relating to the proposed action have been complied with;

(2)

an Opinion of Counsel stating that, in the opinion of such counsel, all those conditions precedent, if any, provided for in this Indenture or any Supplemental Indenture relating to the proposed action have been complied with; and

40552533.4

(3)	such other opinions and certificates as may be required by applicable provisions of this Indenture or the Supplemental Indenture.

Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture or a Supplemental Indenture will include:

(i)	a statement that each person signing the certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
(ii)	a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in the certificate or opinion are based;
(iii)

a statement that, in the opinion of the person giving the certificate or opinion, that person has made such examination or investigation as is necessary to enable that person to express an informed opinion as to whether or not the covenant or condition has been complied with; and

(iv)	a statement as to whether, in the opinion of that person, the condition or covenant has been complied with.

Nothing in this Section 12.05 will be construed as requiring that the Company furnish to the Trustee any evidence of compliance with the conditions and covenants provided for in this Indenture or any Supplemental Indenture other than the evidence specified in this Section 12.05 except as may be required by any other provision of this Indenture.

SECTION 12.06.  When Treasury Securities Disregarded.  In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, or anyone under direct or indirect control or under direct or indirect common control with the Company will be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Trustee will be protected in relying on any such direction, waiver or consent, only Securities which a Trust Officer of the Trustee actually knows are so owned will be so disregarded.  Securities so owned which have been pledged in good faith will not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right to act with respect to the Securities and that the pledgee is not the Company or a person directly or indirectly controlling or controlled by, or under common control with, the Company.  Nothing in this Section 12.06 will be construed as requiring that the Company furnish to the Trustee any evidence of compliance with the conditions and covenants provided for in the Indenture other than the evidence specified in this Section 12.06.

SECTION 12.07.  Rules by Trustee, Paying Agent, Registrar.  The Trustee may make reasonable rules for action by or at a meeting of Securityholders.  The Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 12.08.  Legal Holidays.  If a payment date or Maturity Date is not a Business Day, then any action to be taken on such date need not be taken on such date, but may be taken on the next succeeding Business Day with the same force and effect as if taken on such date, and

40552533.4

no interest shall accrue in respect of any payment that would otherwise need to be made on such date on account of the delay.

SECTION 12.09.  Governing Law and Submission to Jurisdiction.  The laws of the State of New York will govern this Indenture, each Supplemental Indenture and the Securities, and any dispute, case or controversy arising thereunder or relating thereto.  The Company submits to the jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, The City of New York, and of the United States District Court for the Southern District of New York, in any action or proceeding to enforce any of its obligations under this Indenture or any Supplemental Indenture or with regard to the Securities, and agrees not to seek a transfer of any such action or proceeding on the basis of inconvenience of the forum or otherwise (but the Company will not be prevented from removing any such action or proceeding from a state court to the United States District Court for the Southern District of New York).  The Company agrees that process in any such action or proceeding may be served upon it by registered mail or in any other manner permitted by the rules of the court in which the action or proceeding is brought.

SECTION 12.10.  Actions by the Company.  Any action or proceeding brought by the Company to enforce any right, assert any claim or obtain any relief in connection with this Indenture, any Supplemental Indenture or the Securities will be brought by the Company exclusively in the courts of the State of New York sitting in the Borough of Manhattan, The City of New York or in the United States District Court for the Southern District of New York.

SECTION 12.11.  No Adverse Interpretation of Other Agreements.  Neither this Indenture nor any Supplemental Indenture may be used to interpret another indenture, loan or debt agreement of the Company or any Subsidiary.  No such indenture, loan or debt agreement may be used to interpret this Indenture or any Supplemental Indenture.

SECTION 12.12.  Successors.  All agreements of the Company in this Indenture, any Supplemental Indentures and the Securities will bind its successors.  All agreements of the Trustee in this Indenture and any Supplemental Indentures will bind its successors.

SECTION 12.13.  Duplicate Originals.  The parties may sign any number of copies of this Indenture or any Supplemental Indenture.  Each signed copy will be an original, but all of them together will represent the same agreement. The exchange of copies of this Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes.  Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

SECTION 12.14.  Table of Contents, Headings, etc.  The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only.  They are not to be considered a part of this Indenture, and will in no way modify or restrict any of the terms or provisions of this Indenture.

SECTION 12.15.  Authenticating Agent.  The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication

40552533.4

and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Section 2.04, Section 2.05, Section 2.09, Section 2.11 and Section 9.05 as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes “by the Trustee” and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee’s certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.10.

Any corporation or other entity into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation or other entity succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation or other entity is otherwise eligible under this Section 12.15, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation or other entity.

Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee may appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall mail or transmit notice of such appointment to all Holders as the names and addresses of such Holders appear on the Note Register.

The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services although the Company may terminate the authenticating agent, if it determines such agent’s fees to be unreasonable.

The provisions of Section 2.08, Section 7.02, Section 7.03 and Section 7.04 and this Section 12.15 shall be applicable to any authenticating agent.

If an authenticating agent is appointed pursuant to this Section 12.15, the Notes may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

, as Authenticating Agent, certifies that this is one of the Notes described in the within-named Indenture.

By:
Authorized Officer

SECTION 12.16.  Execution in Counterparts.  This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together

40552533.4

constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 12.17.  Severability.  In the event any provision of this Indenture or in the Securities shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

SECTION 12.18.  Waiver of Jury Trial.  EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 12.19.  Force Majeure.  In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable best efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

40552533.4

IN WITNESS WHEREOF, the parties to this Indenture have caused it to be duly executed as of the day and year first above written.

RYERSON HOLDING CORPORATION

By:	Name: Title:

[ ],
as Trustee

By:	Name: Title:

1

40552533.4

EXHIBIT A

(Form of Face of Security)

[THIS SECURITY IS ISSUED IN GLOBAL FORM AND REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) OR A NOMINEE THEREOF. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN ACCORDANCE WITH THE TERMS HEREOF AND OF THE INDENTURE (AS DEFINED BELOW), THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.]*

*Insert in Global Security only.

RYERSON HOLDING CORPORATION

% [SENIOR/SUBORDINATED] NOTE DUE

________________________________

CUSIP:

ISIN:

Common Code:

Ryerson Holding Corporation, a Delaware corporation, promises to pay to [Cede & Co.]* [ ], or registered assigns, the principal sum of Dollars on

Interest Payment Dates: and

Record Dates: and

Additional provisions of this Security are set forth on the reverse hereof.

* Insert in Global Security only.

2

40552533.4

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officer.

RYERSON HOLDING CORPORATION

By:___________________
Name:

Title:

This is one of the Securities of the series designated herein, referred to in the within-mentioned Indenture.

[ ]
as Trustee

By:___________________
Name:

Title:

3

40552533.4

(Form of Reverse of Security)

RYERSON HOLDING CORPORATION

%[SENIOR/SUBORDINATED] NOTE DUE

1.Interest. Ryerson Holding Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture referred to below, being herein called the “Company”), promises to pay interest on the principal amount of this Security at the interest rate per annum shown above. The Company will pay interest semiannually on and of each year. Interest on the Securities of this series will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from . Interest will be computed [on the basis of a 360-day year consisting of twelve 30-day months] [as set forth in the Officer’s Certificate or supplemental indenture delivered pursuant to the Indenture].

2.Method of Payment. The Company will pay interest on the Securities of this series (except defaulted interest) to the persons who are registered Holders of Securities of this series at the close of business on the record date next preceding the interest payment date even though such Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money. It may mail an interest check to a Holder’s registered address.

3.Paying Agent, Registrar. Initially, [ ] (the “Trustee”), will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice. The Company may act as Paying Agent, Registrar or co-registrar.

4.Indenture. The Company issued the Securities of this series under an Indenture dated as of [ ] (the “Indenture”) between the Company and the Trustee. The Securities are unsecured general obligations of the Company issued and to be issued in one or more series under the Indenture and may be issued in an unlimited principal amount. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the “TIA”). Capitalized terms used herein but not defined herein are used as defined in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of such terms.

5.Redemption. [Set forth redemption provision, if any.]

6.Denominations; Transfer; Exchange. The Securities of this series are in registered form without coupons in denominations of $1,000 and any integral multiple thereof [or as otherwise set forth in the Security]. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Company shall not be required (a) to issue, register the transfer of or exchange any Securities of a series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 3.03 of the Indenture and ending at the close of business on the day of such mailing or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

7.Defeasance. Subject to certain conditions and unless otherwise provided in the terms of the Securities of this series, the Company at any time may terminate some or all of its obligations

4

40552533.4

under the Securities and the Indenture if the Company deposits with the Trustee money for the payment of principal and interest on the Securities to maturity or redemption (as applicable).

8.Persons Deemed Owners. The registered Holder of a Security may be treated as its owner for all purposes, except that interest (other than defaulted interest) will be paid to the person that was the registered Holder on the relevant record date for such payment of interest.

9.Amendments and Waivers. Subject to certain exceptions, (i) the Indenture or the Securities may be amended or supplemented with the consent of the Holders of a majority in principal amount of the Securities of each series affected; and (ii) any existing default with respect to the Securities of this series may be waived with the consent of the Holders of a majority in principal amount of the Securities of such series. Without the consent of any Securityholder, the Indenture or the Securities may be amended or supplemented to, among other things, cure any ambiguity, omission, defect, error or inconsistency, to provide for assumption of Company obligations by a successor to provide for uncertificated Securities in addition to or in place of certificated Securities, to provide for guarantees with respect to, or security for, the Securities, or to comply with the TIA or to add additional covenants or surrender Company rights.

10.Remedies. If an Event of Default with respect to the Securities of this series occurs and is continuing, the Trustee or Holders of at least 25% in principal amount of the Securities of this series may declare all the Securities of this series to be due and payable immediately. Securityholders may not enforce the Indenture or the Securities of this series except as provided in the Indenture. The Trustee may require an indemnity before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities of a series may direct the Trustee in its exercise of any trust or power with respect to such series. The Trustee may withhold from Securityholders notice of any continuing default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interests.  The Company must furnish an annual compliance certificate to the Trustee.

11.Subordination. [Set forth subordination provision, if any.]

12.Trustee Dealings with Company. Subject to the provisions of the TIA, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not Trustee. The Trustee will initially be [ ].

13.No Recourse Against Others. A director, officer, incorporator, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

14.Authentication. This Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

15.Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the

5

40552533.4

entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities. No representation is made as to the accuracy of such numbers (or as to the accuracy of ISIN numbers, Common Code numbers or similar numbers) as printed on the Securities and reliance may be placed only on the other identification numbers placed thereon.

THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE, WHICH HAS IN IT THE TEXT OF THIS SECURITY, IN TWELVE-POINT TYPE. REQUESTS MAY BE MADE TO: INVESTOR RELATIONS, RYERSON HOLDING CORPORATION, 227 WEST MONROE STREET, 27TH FLOOR, CHICAGO, ILLINOIS 60606, TELEPHONE: (312) 292-5052.

6

40552533.4

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Insert assignee’s soc. sec or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:	Signed:
(Sign exactly as your name appears on the other side of this Security

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.